SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003

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                          UNION BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)



           Virginia                     0-20293                  54-1598552
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

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                              212 North Main Street
                                  P.O. Box 446
                          Bowling Green, Virginia 22427
          (Address of principal executive offices, including zip code)
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       Registrant's telephone number, including area code: (804) 633-5031


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Item 7.  Financial Statements and Exhibits.

         (a)   Exhibits.

               99.1 Union Bankshares Corporation press release dated April 16, 2003

Item 9.  Regulation FD Disclosure.

         The following information and exhibit is being furnished persuant to Regulation FD.

         On April 16, 2003, Union Bankshares Corporation issued a press release announcing the appointment of a new member to the company's board of directors, Mr. Ronald L. Tillett. A copy of the company's press release is attached as
Exhibit 99.1 hereto and is hereby incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       UNION BANKSHARES CORPORATION



Date:  April 17, 2003                  By:      /s/ D. Anthony Peay
                                           -------------------------------------
                                                D. Anthony Peay
                                                Senior Vice President and
                                                Chief Financial Officer








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